UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 21, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                         00028230                59-3283783
-------------------------------      -----------------    ----------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)        Identification Number)


                              8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
           -----------------------------------------------------------
           (Address of principal executive office, including zip code)

                                 (407) 363-7827
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         In connection with the reorganization of Planet Hollywood International Inc. (the "Company") described under Item 3 below (the "Reorganization"), the Company will experience on the Effective Date of the Reorganization a change in its equity ownership that may constitute a change of control. See Item 3 for a discussion of the relevant cancellations and issuances of equity interests of the Company in the Reorganization.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         As previously reported, on October 12, 1999, the Company and twenty-five of its operating subsidiaries (the "Debtors") filed voluntary petitions commencing cases under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware. The cases have been jointly administered under the case name IN RE: PLANET HOLLYWOOD INTERNATIONAL, INC., et. al., Case No. 99-3612, with the Honorable Joseph J. Farnan, Jr., United States District Judge, presiding over the cases. The Debtors have continued to operate their businesses as debtors-in-possession during such cases.

         Also as previously reported, on November 8, 1999, the Debtors filed a Joint Plan of Reorganization and a proposed Disclosure Statement with the Bankruptcy Court which were supported by the Official Committee of Unsecured Creditors for the Debtors. Such documents were attached as Exhibit 99.1 and
Exhibit 99.2, respectively, to the Company's Current Report on Form 8-K filed on November 15, 1999. Following a hearing held on December 9, 1999, the Bankruptcy Court approved the Disclosure Statement as amended and scheduled a hearing on confirmation of the reorganization plan, as amended, for January 20, 2000.

         On December 13, 1999, the Debtors filed their First Amended Joint Plan of Reorganization (the "Plan") and First Amended Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. A hearing on the confirmation of the Plan was held on January 20, 2000 and the Plan, as modified by the Confirmation Order, was confirmed by the Bankruptcy Court pursuant to an Order entered January 21, 2000 (the "Confirmation Order"). A copy of the Plan is attached as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the Disclosure Statement is attached as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the Confirmation Order is attached as Exhibit 99.2 hereto and is incorporated herein by reference. Capitalized terms used, but not defined, herein shall have the same meanings as in the Plan.

         The Confirmation Order, if not appealed or stayed, is expected to become a Final Order in late February, 2000. The Effective Date of the Plan will be the first Business Day after the Confirmation Order becomes a Final Order on which the Debtors have obtained the necessary financing and all other conditions to the occurrence of the Effective Date have been satisfied or duly waived, or such other date as agreed by the Debtors and the Creditors Committee. The Debtors currently anticipate that the Effective Date will occur on or before February 29, 2000, although there can be no assurances that the conditions to the occurrence of the Effective Date will be satisfied or waived, or as to the timing thereof.

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

         Set forth below is a summary of the material terms of the Plan, together with an indication of what will be the Company's outstanding equity interests as of the Effective Date and information regarding the assets and liabilities of the Company as of the latest practicable date. Such summary is qualified in its entirety by reference to the Plan, the Disclosure Statement and the Confirmation Order, copies of which are attached hereto as Exhibit 2.1,
Exhibit 99.1 and Exhibit 99.2, respectively.

         The Plan provides that the following Claims are "unimpaired" and will be paid in cash on or after the Effective Date or otherwise satisfied in accordance with the terms of any agreements with the Debtors:


                                            ESTIMATED AMOUNT                       ESTIMATED CASH
CLASS OF CLAIM                                 OF CLAIMS                              PAYMENTS
--------------                              ----------------                       ---------------

Unclassified Claims, including                $6.5 million                           $6.5 million
Administrative Claims and Priority
Tax Claims

Class 1 - Priority Claims                     $0                                     $0

Class 2 - SunTrust Claims                     $2.5 million                           $2.5 million

Class 3 - Miscellaneous Secured               $2.0 million                           $2.0 million
Claims

Class 4 - Convenience Claims                  $1.5 million                           $1.5 million

Class 7 - Landlord Settlement                 $0.9 million                           $0.9 million
Agreement Claims

Class 10 - Intercompany Claims                n/a                                    n/a

Class 11 - Intercompany Interests             n/a                                    n/a


         The Plan provides that the following Claims and Interests are "impaired" and will be paid partly in cash on or after the Effective Date or otherwise satisfied or extinguished in accordance with the terms of the Plan or any agreements with the Debtors:


                                     ESTIMATED AMOUNT
CLASS OF CLAIM OR INTEREST              OF CLAIMS         ESTIMATED PAYMENTS
--------------------------           ----------------     ------------------
Class 5 - Old Senior Subordinated       $282 million      pro-rata share of (i) $47.5
Notes Claims                                              million cash, (ii) $60
                                                          million New Secured PIK
                                                          Notes and (iii) 2.65 million
                                                          shares of New Class A
                                                          Common Stock


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

Class 6 - General Unsecured             $22.5 million     pro-rata share of (i) $3.8
Claims                                  or such higher    million cash and (ii) $5.7
                                        amount as may     million of New Secured
                                        be approved by    PIK Notes, as adjusted to
                                        the Bankruptcy    provide appropriate percentage
                                        Court             payment based on final Allowed
                                                          Claim amounts

Class 8 - Old Common Stock              n/a               pro-rata share of New
                                                          Warrants; provided that no
                                                          distribution will be made
                                                          to a Holder of less than
                                                          5,450 shares of Old
                                                          Common Stock

Class 9 - Claims for Issuance of        n/a               none
Old Common Stock


         Summaries of the terms of the New Senior Secured Notes, the New Secured PIK Notes and the New Warrants are set forth as Annexes A, B and C, respectively, to the Plan. The final terms of such securities will be set forth in the definitive documentation agreed to by the Debtors, the Lenders and the Creditors Committee. The New Warrants will provide for the purchase of an aggregate 200,000 shares of New Class A Common Stock. Each Warrant will be exercisable for the purchase of one share of New Class A Common Stock at an exercise price of $65.50 per share and will expire on the third anniversary of the Effective Date of the Plan.

         On the Effective Date, except as otherwise provided in the Plan or by Bankruptcy Court order, all securities, instruments and agreements governing any Claims and Interests impaired by the Plan shall be deemed canceled and terminated, and the obligations of the Debtors relating thereto shall be discharged; provided, however, that any such evidences of Claims and Interests shall, effective upon the Effective Date, represent the right to participate, to the extent allowed under the Plan, in the distributions contemplated by the Plan. As a condition precedent to receiving any distribution under the Plan on account of a Claim or Interest evidenced by the notes instruments, securities or other documentation canceled pursuant to the Plan, the Holder of such Claim or Interest must tender the applicable documentation evidencing such Claim or Interest. Any Holder of an Old Security that fails to surrender or be deemed to have surrendered such Old Security within one year of the Effective Date will have its claim for a distribution pursuant to the Plan on account of such Old Security discharged and will be forever barred from asserting any such claim against the Debtors, the Reorganized Company, the other Reorganized Debtors or their respective property.

         The Plan is conditioned upon and contemplates that, on the Effective Date, the Company shall (i) receive $30 million cash from the New Money Investors as the purchase price for approximately seven million shares of New Class B Common Stock (approximately $4.2857 per share); (ii) issue approximately $22 million face amount New Senior Secured Notes; and (iii) obtain such other financing on terms reasonably acceptable to the Creditors Committee as necessary to fund the Debtors' obligations under the Plan and to operate the Reorganized Debtors. The Debtors contemplate that the New Senior Secured Notes will be issued to Bay Harbour Management L.C. and certain other holders of the Old Senior Subordinated Notes who will receive a fee of $625,000 in cash and 350,000 shares of New Class A Common Stock. The additional financing referred to in clause (iii) above is expected to consist of a $15 million Working Capital Facility for which the Debtors have received a commitment letter from the CIT Group/Business Credit, Inc. and Rothschild Recovery Fund, L.P. On the Effective Date, the reorganized Company shall also issue the New Secured PIK Notes, New Warrants, New Options and New Common Stock, and shall deliver cash to the holders of Claims and Interests entitled to receive distributions under the Plan. The Company shall adopt on the Effective Date two stock option plans, one for employees and independent contractors and one for celebrities. The options to be issued under the plans will be exercisable for the purchase of up to a total of one million shares of New Class A Common Stock. The New Money Investors have also agreed to allow the Company to redirect up to approximately one million of their seven million shares of New Class B Common Stock to celebrities in exchange for their involvement with the Company (which stock by its terms will automatically convert to New Class A Common Stock).

         In connection with the Plan, the Company and certain of its subsidiaries have also entered into a contract for the sale of their interests in a retail condominium unit at 1567 Broadway, New York, New York. The Bankruptcy Court approved the sale by order dated January 20, 2000, which order should become final by the end of February 2000. The sale of the 1567 Broadway interest is an important component of the Company's restructuring effort. By its terms, the sale is scheduled to close on or about May 1, 2000. The retail unit and the sales contract together with certain other equity interests of the Company in Times Square Partners, LLC ("TSP"), a limited liability company which owns the balance of the 1567 Broadway property, will be collateral for the various tranches of exit financing to be obtained on the Effective Date. If the anticipated sale closes on time, the $22 million face amount New Senior Secured Notes issed to Bay Harbour Management L.C. will be repaid in full, and the balance of any proceeds will be applied to pay down drawings, if any, on the Working Capital Facility and will otherwise be available for general corporate purposes. If the $22 million face amount New Senior Secured Notes are not repaid or otherwise refinanced by the projected closing date, there are scheduled penalty payments to Bay Harbour that come due, ranging from a $500,000 payment if repayment is delayed a month, to a maximum $5 million payment if repayment is delayed by nine months or more. The Company's equity interest in TSP is also expected to generate revenues from (i) the sale or joint venture of the upper floors of the 1567 Broadway property as a hotel and/or (ii) certain signage rights for the property. While the hotel development process is underway, there is no assurance as to when, and at what level, revenues may be generated and become available for corporate purposes.

         On the Effective Date, the Company's certificate of incorporation and bylaws will be amended and restated. The reorganized Company will be authorized to issue 225 million shares of Common Stock consisting of 100 million shares of New Class A Common Stock, 25 million shares of New Class B Common Stock and 100 million shares of preferred stock. On the Effective Date, approximately 3.0 million shares of New Class A Common Stock and 7.0 million shares of New Class B Common Stock are expected to be issued and outstanding. No shares of preferred stock are expected to be issued and outstanding on the Effective Date.

         The Board of Directors of the reorganized Company shall initially consist of the following seven directors on the Effective Date: Robert Earl, Thomas Avallone, Claudio Gonzalez, Steven Grapstein, Mustafa Al Hejailan, and two individuals designated by the Creditors' Committee. Thereafter, and until the Company's New Secured PIK Notes have been paid, the Company's Class B Common Stock shareholders will be entitled to elect all directors; provided that they have agreed to vote in favor of two directors nominated by the New Indenture Trustee of the New Secured PIK Notes. Subsequent to the payment of the New Secured PIK Notes, the Class A Common Stock shareholders shall be entitled to elect two directors. At such time as there are no shares of New Class B Common Stock outstanding, the holders of New Class A Common Stock shall elect all members of the Company's Board of Directors. The number of directors shall be divided into three categories, with staggered three-year terms. Other than the election of directors, Class A Common Stock shareholders and Class B Common Stock shareholders shall have the same voting rights and shall vote together as a single class.

         The terms of the New Class B Common Stock provide that (i) upon any transfer of such stock to Entities other than a New Money Investor or an affiliate thereof, the shares shall automatically convert into an equal number of New Class A Common Stock, (ii) once the New Secured PIK Notes have been paid, the New Money Investors may voluntarily convert all (but not less than all) of the outstanding New Class B Common Stock shares into an equal number of New Class A Common Stock, and (iii) in the event that all issued and outstanding shares of New Class B Common Stock constitute 10% or less of all issued and outstanding shares of Common Stock, all such issued and outstanding shares of New Class B Common Stock shall automatically convert into an equal number of New Class A Common Stock.

         As of December 31, 1999, the latest practicable date that such information is available, and before giving effect to the consummation of the Plan, the Company projected that it had assets totaling approximately $291.6 million and liabilities totaling approximately $363.6 million. The Company estimated the liquidation value of its assets, before fees and expenses, as of that date at between approximately $69.5 million and $85.0 million. The foregoing financial information was furnished to the Bankruptcy Court and is included in the Disclosure Statement.

         Certain statements made herein and in the Plan and the Disclosure Statement, including statements that are not a statement of historical fact, may constitute "forward-looking" statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding future liquidity, cash needs and alternatives to address capital needs, and are indicated by words or phrases such as "anticipate," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "management believes," "the Company believes," "the Company intends," "we believe," "we intend," and similar words or phrases.

         Important factors that could cause actual results to differ materially from the Company's expectations include those risk factors set forth in the Disclosure Statement as well as, without limitation: any other required approvals or confirmations of the Plan; the ability of the Company to consummate asset dispositions and/or to obtain financing as necessary in order to carry out the terms of the Plan and the terms and conditions of any such dispositions and financing; difficulties or delays in the Company's implementation of initiatives and strategies, including the introduction of a new menu and new merchandising and marketing strategies; actions taken by competitors, including business combinations, new product offerings and marketing and promotions successes; difficulties or delays in realizing improved results from operating consolidations or the sale of certain facilities or assets held for sale or franchise; the success of the Company's franchisees and licensees and the manner in which they promote, operate or develop the Company's brands; the availability of sufficient capital to service the Company's debt obligations and to finance the Company's business plans on terms satisfactory to the Company; and the success of the Company's marketing of certain assets and pursuit of financing alternatives. The Company assumes no responsibility to update forward-looking information contained herein or in the Plan or Disclosure Statement. Further information regarding these and other factors that might cause future results to differ from those projected in the forward-looking statements is also described from time to time in the Company's reports filed with the Securities and Exchange Commission.

ITEM 7.   EXHIBITS.

            2.1 Debtors' First Amended Joint Plan of Reorganization dated December 13, 1999

            99.1 First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code For the First Amended Joint Plan of Reorganization dated December 13, 1999 of Planet Hollywood International, Inc. and Certain of its Subsidiaries

            99.2 Order confirming the Company's First Amended Joint Plan of Reorganization dated January 21, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       February 3, 2000           PLANET HOLLYWOOD
                                       INTERNATIONAL, INC.

                                       /s/ THOMAS AVALLONE
                                       --------------------------------
                                       Name:  Thomas Avallone
                                       Title: Executive Vice President and
                                              Chief Financial Officer


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